SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
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                              FORM 8-K
                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


Date of Report (Date earliest event reported) April 10, 2001

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                      VALUE HOLDINGS, INC.

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      (exact name of registrant as specified in its charter)


                           FLORIDA

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          (State or other jurisdiction of incorporation)



        0-15076                                59-2388734

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(Commission File Number)                   (IRS Employer
                                      Identification Number)



      2307 DOUGLAS ROAD, SUITE 400, MIAMI, FL 33145

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(Address of principal executive offices)   (Zip Code)


Registrant's Telephone Number, Including Area Code: (305)447-8801


                          N/A
 (Former name or former address, if changed since last report)




Item 5.  Other

On April 10, 2001 Robert Ziner, Chairman of the Board of Value Holdings, Inc., agreed to cancel an agreement with the Company (the "Exchange Agreement") that allowed him to convert 3,416,335 Special B Shares of Network Forest Products Limited, the wholly owned subsidiary of Value Holdings, into 341,633,500 shares of Value Holdings common stock.

Item 7.  Exhibits

(c) 10.01 Exchange Agreement dated February 22, 1999 between Robert Ziner and Value Holdings, Inc. (incorporated by reference from the Company's February 22, 1999 Form 8-K).

10.02 Cancellation Agreement dated April 10, 2001


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Value Holdings, Inc.


Date: April 12, 2001          By:_________________________
                         Robert Ziner, Chairman/Director























CANCELLATION AGREEMENT

This Cancellation Agreement is entered into on April 10, 2001 by and among VALUE HOLDINGS, INC., a Florida corporation (the
"Company") and 1341125 ONTARIO LIMITED (the "Shareholder");

WHEREAS, the Shareholder is the holder of 3,416,335 Special B shares of Network Forest Products Limited;

WHEREAS, such shares are exchangeable for a certain number of common shares of the Company pursuant to that certain Exchange
Agreement among the parties hereto, dated February 19, 1999 (the
"Exchange Agreement"); and

WHEREAS, the parties hereto are all desirous of canceling the Exchange Agreement;

NOW THEREFORE, in consideration of the sum of Ten ($10) Dollars
U.S., and in consideration of the mutual premises, covenants and agreements set forth herein, and other good and valuable consideration the receipt of which is hereby acknowledged, the Company and the Shareholder agree as follows:

(d) That the Exchange Agreement between the Company and
Shareholder, as it has been amended, restated, or otherwise modified, is hereby canceled and of no effect.

(e) That the parties hereto with respect to such agreement shall have no further rights or obligations to one another under such agreement or pursuant to any clause therein.

(f) Each party has sought and received independent legal advice with respect to the cancellation of the Exchange Agreement and neither party shall hold the other responsible for any representation not contained herein.

(g) The Shareholder further acknowledges that it has never exercised any of its exchange rights under the Exchange Agreement to date and that it has no right to exchange or otherwise convert is Special shares of Network Forest Products into any class or series of shares of the Company.

(h) The parties warrant and represent that they have the right and legal authority to enter into this agreement, that this agreement contravenes no other obligation of the either party and the actions being taken by any officer or director of either party is authorized and lawful.







In Witness Whereof, each of the parties hereto has executed and delivered this Agreement on the date first written above.

VALUE HOLDINGS, INC.                    1341125 Ontario Limited

By:_____________________                By:__________________
Name/Title: Alison Cohen                     Robert Ziner